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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                          ----------------------------
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 15, 2004

                          ----------------------------
                                GATX Corporation
             (Exact Name of Registrant as Specified in its Charter)



          New York                       1-2328                 36-1124040
(State or other jurisdiction of      (Commission File          (IRS Employer
       incorporation)                    Number)             Identification No.)



              500 West Monroe Street
                Chicago, Illinois                      60661-3676
    (Address of principal executive offices)           (Zip Code)



        Registrant's telephone number, including area code (312) 621-6200

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On April 15, 2004, GATX Corporation issued a press release announcing that it has agreed to sell substantially all the assets and related non-recourse debt of its information technology (IT) leasing business, GATX Technology Services, to CIT Group Inc. The transaction is expected to close by July 31, 2004. Terms of the transaction were not disclosed.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                            GATX CORPORATION
                                                     ---------------------------
                                                              (Registrant)

                                                            /s/ Brian Kenney
                                                     ---------------------------
                                                            Brian A. Kenney
                                                       Senior Vice President and
                                                        Chief Financial Officer
                                                       (Duly Authorized Officer)

Date:  April 15, 2004



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                                INDEX TO EXHIBITS

Exhibit No.                                               Method of Filing
-----------                                               ----------------
99a                 GATX Corporation press release        Filed Electronically
                    dated April 15, 2004